Under Rule 497(b)

File No. 333-185039

Stonebridge Small-Cap Growth Fund

and

Stonebridge Institutional Small-Cap Growth Fund

A Message from the Funds’ President

January 7, 2013

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in the Stonebridge Small-Cap Growth Fund (the “Predecessor Investor Fund”) and Stonebridge Institutional Small-Cap Growth Fund (the “Predecessor Institutional Fund”; together with the Predecessor Investor Fund, the “Predecessor Funds”), each a series of Stonebridge Funds Trust (“Stonebridge Funds Trust” or the “Trust”). While you are, of course, welcome to join us at the Predecessor Funds’ shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

You are being asked to vote on an important matter: The approval of proposed reorganizations of each Predecessor Fund into a newly created series of Financial Investors Trust (“FIT”), which will also be named the Stonebridge Small-Cap Growth Fund (the “New Fund”), but which will not be the same fund as the Predecessor Investor Fund. In the reorganization, your Predecessor Investor Fund shares and Predecessor Institutional Fund shares would, in effect, be exchanged, on a tax-free basis, for shares of the New Fund with an equal aggregate net asset value.

The New Fund was created to acquire the assets of the Predecessor Funds, and will carry on the business of the Predecessor Funds and inherit the financial history of the Predecessor Institutional Fund. We expect that the proposed reorganization, if approved by shareholders, will take effect during the first calendar quarter of 2013.

The reorganizations are being recommended for your approval in an effort to substantially reduce the Predecessor Funds’ operating expenses.

The Board of Trustees of the Predecessor Funds (the “Board”) has unanimously approved the proposed reorganizations. In determining to recommend approval of each reorganization, the Board of Trustees of the Predecessor Funds considered various factors, including the potential benefits to the respective shareholders of the Predecessor Funds offered by the reorganization. In this regard, the Board gave considerable weight to the fact that the reorganization would offer shareholders the opportunity to invest in a fund managed by Stonebridge Capital Management, the investment adviser to the Predecessor Funds, that is expected to have substantially lower operating expenses. The Board recommends that you vote “FOR” the proposals.

Included in this booklet is information about the upcoming shareholders’ meeting, including:

•	A Notice of a Special Meeting of shareholders, which summarizes the proposal(s) for which you are being asked to provide voting instructions; and

•	A Joint Prospectus/Proxy Statement, which provides detailed information on the New Fund, the specific proposals being considered at the shareholders’ meeting, and why the proposals are being made.

Your vote with respect to the Predecessor Fund in which you are a shareholder is needed whether or not you plan to attend the shareholder meeting. If you are a shareholder in both of the Predecessor Funds, your vote will be needed for both Predecessor Funds, separately. Please review the enclosed materials thoroughly. Once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the appropriate enclosed proxy card or authorize your proxy by Internet or by telephone. A postage-paid envelope is enclosed for mailing. You may receive more than one proxy card for each of the Predecessor Funds in which you are a shareholder. If so, please vote each proxy card.

Your prompt return of the enclosed proxy card(s) will save the necessity and expense of further solicitations.

Your vote is important to us. If you have questions about the enclosed materials, please call 1-855-520-7709.

Sincerely,

/s/ Richard C. Barrett
Richard C. Barrett
President, Stonebridge Funds Trust

JOINT PROSPECTUS/PROXY STATEMENT

January 7, 2013

Acquisition of the assets of:	By and in exchange for shares of:
Stonebridge Small-Cap Growth Fund a series of Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, CO 80203 1-800-639-3935	Stonebridge Small-Cap Growth Fund a series of Financial Investors Trust 1290 Broadway, Suite 1100 Denver, CO 80203 Telephone: 1-800-639-3935
Stonebridge Institutional Small-Cap Growth Fund a series of Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, CO 80203 1-800-639-3935

This Joint Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) is being furnished in connection with a solicitation of proxies by the Board of Trustees of Stonebridge Funds Trust (also referred to as the “Trust”), on behalf of Stonebridge Small-Cap Growth Fund (the “Predecessor Investor Fund”) and Stonebridge Institutional Small-Cap Growth Fund (the “Predecessor Institutional Fund”; together with the Predecessor Investor Fund, the “Predecessor Funds”), to be used at the Special Meeting of Shareholders of the Predecessor Investor Fund and Predecessor Institutional Fund to be held on February 15, 2013 at 10 a.m., Pacific time (the “Special Meeting”), at the offices of Stonebridge Capital Management, Incorporated (“Stonebridge” or the “Adviser”), 1801 Century Park East, Suite 1800, Los Angeles, California 90067, to consider the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal 1 (with respect to the Predecessor Investor Fund):

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Stonebridge Small-Cap Growth Fund, a series of Stonebridge Funds Trust (“Predecessor Investor Fund”) to the Stonebridge Small-Cap Growth Fund, a newly created series of Financial Investors Trust (“New Fund”), in exchange for shares of the New Fund and the assumption by the New Fund of all liabilities of the Predecessor Investor Fund, and the distribution of such shares to the shareholders of the Predecessor Investor Fund in complete liquidation and termination of the Predecessor Investor Fund.

Proposal 2 (with respect to the Predecessor Institutional Fund):

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Stonebridge Institutional Small-Cap Growth Fund, a series of Stonebridge Funds Trust (“Predecessor Institutional Fund”) to the Stonebridge Small-Cap Growth Fund, a newly created series of Financial Investors Trust (“New Fund”), in exchange for shares of the New Fund and the assumption by the New Fund of all liabilities of the Predecessor Institutional Fund, and the distribution of such shares to the shareholders of the Predecessor Institutional Fund in complete liquidation and termination of the Predecessor Institutional Fund.

Shareholders of record at the close of business on December 14, 2012 are entitled to receive notice of and to vote at the Special Meeting. Only shareholders of the Predecessor Investor Fund will vote with respect to Proposal 1. Only shareholders of the Predecessor Institutional Fund will vote with respect to Proposal 2. Shareholders of both Predecessor Funds will vote separately on Proposal 1 and Proposal 2.

It is proposed that the Predecessor Investor Fund and the Predecessor Institutional Fund each transfer all of their assets to the New Fund, in exchange for the New Fund’s shares and the assumption by the New Fund of all liabilities of the Predecessor Funds, all as more fully described in this Prospectus/Proxy Statement (the “Reorganizations”). The Predecessor Funds and the New Fund are referred to collectively as the “Funds.” If approved by the shareholders, the Reorganizations are anticipated to occur in the first quarter of 2013.

When the Reorganizations occur, each shareholder of the Predecessor Funds will receive the number of full and fractional shares of the New Fund equal in value as of the Valuation Date (as defined in the Agreements and Plan of Reorganization) to the total value of the Predecessor Fund shares held by that shareholder immediately prior to the Reorganizations.

The Predecessor Funds and the New Fund are series of open-end management investment companies. The New Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganizations. The New Fund has substantially the same investment objective and substantially similar investment policies and restrictions as the Predecessor Funds, with certain differences as described in this Prospectus/Proxy Statement.

Stonebridge Capital Management, Incorporated (“Stonebridge”) will be engaged as the investment adviser of the New Fund and will be responsible for the overall administration of the New Fund’s business affairs. Stonebridge currently serves as the Predecessor Funds’ investment adviser. If shareholders approve the Reorganizations, the New Fund will carry on the business of the Predecessor Funds and will inherit the Predecessor Institutional Fund’s performance and financial history following the Reorganizations. This Prospectus/Proxy Statement includes a comparison of each Predecessor Fund with the New Fund.

This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed on or about January 7, 2013 to shareholders of record as of December 14, 2012. It explains concisely what you should know before voting on the proposals or investing in the New Fund, a newly created series of Financial Investors Trust (“FIT”), an open-end, registered management investment company. Please read it carefully and keep it for future reference.

To obtain directions to attend the Special Meeting, please call 1-800-639-3935. You may obtain free copies of either of the Predecessor Funds’ annual reports, semi-annual reports, prospectus, statement of additional information, the statement of additional information for this Prospectus/Proxy Statement, or other information by calling Stonebridge Funds Trust at 1-800-639-3935. You may request information about the New Fund by calling ALPS Fund Services also at 1-800-639-3935.

Like shares of the Predecessor Funds, shares of the New Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the New Fund.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

This document is designed to give you the information you need to vote on the proposal with respect to each Predecessor Fund. If there is anything you do not understand, please contact the Predecessor Funds at 1-800-639-3935.

The New Fund is subject to certain of the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files required reports, proxy statements and other information with the SEC. You may review and copy information about the New Fund, including the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). You may call the SEC at 202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the New Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the prospectus of the Predecessor Investor Fund and the Predecessor Institutional Fund, dated February 28, 2012, as supplemented from time to time;

(ii) the statement of additional information of the Predecessor Funds, dated February 28, 2012, as supplemented from time to time;

(iii) the prospectus of the New Fund, dated December 19, 2012, as supplemented from time to time;

(iv) the statement of additional information of the New Fund, dated December 19, 2012, as supplemented from time to time;

(v) the statement of additional information for this Prospectus/Proxy Statement relating to the proposed Reorganizations, dated January 7, 2013 (the “Reorganization SAI”); and

(vi) the financial statements, financial highlights and related report of the independent registered public accounting firm for the Predecessor Funds included in the Annual Report to Shareholders for the fiscal year ended October 31, 2011 and October 31, 2012, and semi-annual reports as of April 30, 2012.

SYNOPSIS

Here are some answers to questions you may have about the proposed Reorganization of each of the Predecessor Funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganizations.

Overview of the Reorganizations

The Board of Trustees of the Stonebridge Funds Trust, of which the Predecessor Funds are separate series, is recommending that shareholders approve the transactions contemplated by separate Agreements and Plans of Reorganization (the “Plans”, as described below and a form of which is attached as Appendix A), which we refer to as the “Reorganizations” of the Predecessor Funds with and into the New Fund. If approved by shareholders, each of the Predecessor Funds will transfer all of its assets to the New Fund in exchange for shares of the New Fund (“Reorganization Shares”) with a value equal to the value of the respective Predecessor Fund’s assets net of liabilities, and for the assumption by the New Fund of all liabilities of the corresponding Predecessor Fund.

Each shareholder of each Predecessor Fund will receive, respectively, the number of full and fractional Reorganization Shares of the New Fund, equal in value as of the Valuation Date (as defined in Plans) to the total value of the Predecessor Fund shares held by that shareholder immediately prior to the Reorganizations. As soon as possible after the transfer, each of the Predecessor Funds will distribute to its shareholders, on a pro rata basis, the appropriate number of Reorganization Shares. As a condition of the Reorganizations, the Predecessor Funds will receive an opinion of counsel that the Reorganizations will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and that no gain or loss will be recognized by the Predecessor Funds, their shareholders, or the New Fund with respect to the Reorganizations.

Consequently, for U.S. federal income tax purposes, no gain or loss is expected to be recognized by the Predecessor Funds or their shareholders as a result of the Reorganizations. For more information about the tax consequences of the Reorganizations, including potential effects on capital loss carryforwards, if any, please see “Information about the Proposed Reorganization — Certain U.S. Federal Income Tax Consequences,” below. The Predecessor Funds generally pay dividends and distribute capital gains, if any, on an annual basis, and the New Fund is expected to do so as well.

If shareholders approve the proposed Reorganizations, shareholders will receive a confirmation statement reflecting their account number and the number of shares of the New Fund they are receiving. If shareholders do not approve the proposed Reorganizations, each of the Predecessor Funds’ semi-annual reports will indicate this result.

The Predecessor Funds will pay the expenses incurred in connection with the Reorganizations, whether or not the Reorganizations are approved and completed.

With respect to each of the Predecessor Funds, approval of the respective Reorganization will require the affirmative vote of (i) 67% or more of the respective Predecessor Fund voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of that Predecessor Fund, whichever is less. If the shareholders do not approve both Reorganizations, neither Reorganization will take effect and the Board of Trustees will consider other courses of action in the best interests of the Predecessor Funds and their shareholders, including re-proposing the Reorganizations or liquidating the Predecessor Funds.

Considerations of the Board of Trustees of Stonebridge Funds Trust

The Reorganizations are the result of the Board having concluded that it would be in the best interests of the Predecessor Funds and their shareholders for Stonebridge to consider alternatives to the current stand-alone structure of the Trust. In that structure, the Predecessor Funds’ operating expenses have been higher than a substantial number of their peer funds. A number of the peer funds are part of larger fund families and thus typically benefit from sharing certain costs across a larger asset base, or their expenses are lower for other reasons.

The Predecessor Funds’ relatively higher expenses have detracted from their performance. The Board, including the Independent Trustees, requested that Stonebridge pursue alternatives to the current structure as a means of addressing these issues. Stonebridge undertook a lengthy review to identify and recommend to the Board an appropriate partner with which to pursue reorganizations of the Predecessor Funds, with the primary goal of lowering their operating expenses.

After exploring various alternatives for the Predecessor Funds, Stonebridge recommended that the Board approve the Reorganization of each Predecessor Fund into the New Fund. The Board reviewed and considered, with the assistance of legal counsel, a number of factors relating to the Reorganizations. The Board placed considerable emphasis on information provided for its consideration indicating that the New Fund’s operating expenses are expected to be substantially lower than the current operating expenses of the Predecessor Funds. The Board also considered that the Predecessor Funds’ shareholders would benefit from continued management of their assets by Stonebridge, as well as from Stonebridge’s familiarity with ALPS Fund Services, Inc. and ALPS Distributors, Inc., and the distribution and administrative services they have provided to the Predecessor Funds.

On the basis of these considerations and the additional reasons discussed below under “Information About the Proposed Reorganizations – Reasons for the Reorganizations,” the Board of Trustees of Stonebridge Funds Trust has concluded that: (1) each Reorganization is in the best interests of each respective Predecessor Fund and its shareholders, and (2) the interests of the existing shareholders of the Predecessor Funds will not be diluted as a result of the Reorganizations. Accordingly, the Board of Trustees of the Trust unanimously recommends approval of the Proposals.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The New Fund has substantially the same investment objective and substantially similar investment strategies as the Predecessor Funds. However, certain fundamental investment limitations of the Predecessor Funds will become non-fundamental investment limitations of the New Fund, or will be otherwise removed or modified. Non-fundamental policies can be changed by the Board without shareholder approval. This section summarizes the key differences. Please be aware, however, that this is only a brief discussion. More complete information may be found in the Predecessor Funds’ and the New Fund’s prospectus and statement of additional information.

		Predecessor Investor Fund and Predecessor Institutional Fund	New Fund

Investment Objective	•	Both the Predecessor Investor Fund and the Predecessor Institutional Fund seek long-term growth of capital. Short-term income is a secondary objective.	Substantially similar investment objective. The New Fund seeks long-term growth of capital but does not have short-term income as a secondary objective.

Principal Investment Strategies	•	Both Predecessor Funds invest primarily in common stocks of companies that the Adviser believes have good prospects for superior earnings growth.	Same principal investment strategies.

	•	Both Predecessor Funds invest at least 80% of its assets in small capitalization companies that the Adviser believes may have higher growth rates than larger companies.

	•	The Adviser employs a fundamental, research-driven and bottom-up process for picking common stocks of companies from a universe of potential investments that typically contains over 3,000 publicly traded small-cap companies with market capitalizations at the time of purchase of between $100 million and $3 billion.

	•	The Adviser’s primary criterion for selling a particular stock held by the Predecessor Fund is whether the stock’s current market price has met or exceeded its proprietary target price.

	•	The Adviser may sell all or a portion of an investment held by the Predecessor Fund if it becomes greater than 5% of the Fund’s total assets due to market appreciation.

•	Each Predecessor Fund currently invests a significant portion of its total assets in technology companies and in companies engaged in the development, production and distribution of
health care products and services. The Predecessor Funds
may continue to make such investments in the future.

	•	Each Predecessor Fund may invest up to 10% of its total assets in the securities of foreign issuers, all of which may be in securities of foreign companies located in countries with emerging securities markets.

Investment Policies – Fundamental Investment Restrictions	•	Neither Predecessor Fund may invest an amount which exceeds 5% of the value of the Predecessor Fund’s total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. government securities.	Similar fundamental investment restrictions, except that the New Fund is not subject to the following fundamental investment restrictions of the Predecessor Funds:

	•	Neither Predecessor Fund may issue any senior securities.

	•	Neither Predecessor Fund may purchase the securities of any issuer for the purpose of exercising control of management and it may not acquire or own more than 10% of any class of the securities of any company.	•	Investing an amount which exceeds 5% of the value of the Predecessor Fund’s total assets in the securities of any one issuer;

	•	Neither Predecessor Fund may make short sales of securities or maintain a short position unless at the time of the short sale the Fund owns or has the right to acquire at no additional cost an equal amount of the securities sold short.	•	Purchasing securities of any issuer for the purpose of exercising control of management and acquiring more than 10% of any class of the securities of any company;

	•	Neither Predecessor Fund may borrow money except for temporary emergency purposes and then not in excess of 5% of total net assets for the Predecessor Investor Fund and 10% of total net assets for the Predecessor Institutional Fund.	•	Investing in the securities of other investment companies, except to the extent permissible under the Investment Company Act of 1940;

	•	Neither Predecessor Fund may underwrite securities, buy or sell real estate or commodities or commodity contracts, or make loans to individuals, except that the Predecessor Funds may invest in futures contracts and options.	•	Investing in a security where information is not available with respect to the history, management, assets, owners and income of the issuer of such security;

	•	Neither Predecessor Fund may invest in the securities of other investment companies if immediately after such investment the Predecessor Fund will own (a) securities issued by an investment company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (b) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the fund, except to the extent permitted by the 1940 Act and any applicable rules or exemptive orders issued thereunder.	•	The Predecessor Institutional Fund’s restriction on activity which involves promotion or business management by the Predecessor Institutional Fund;

	•	Neither Predecessor Fund may invest in any security if information is not available with respect to the history, management, assets, owners and income of the issuer of such security, and neither Fund may make any investment which would subject the Predecessor Fund to unlimited liability.	•	The Predecessor Institutional Fund’s restriction on buying or selling real estate mortgage loans.

	•	Neither Predecessor Fund may purchase any securities on margin; provided, however, that the Predecessor Funds may make initial and variation margin payments in connection with purchases or sales of options or futures contracts.		In addition, certain fundamental investment restrictions of the Predecessor Funds will be non-fundamental investment restrictions of the New Fund:

			•	The New Fund may not purchase any

•

Neither Predecessor Fund may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Predecessor Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

illiquid security, if, as a result, more than 15% of the New Fund’s net assets (based on then-current value) would then be invested in such securities;

•	A maximum of 15% of each Predecessor Fund’s total assets can be invested in illiquid securities, which includes restricted securities.	•	The New Fund may not make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10% of the Fund’s total assets, except in certain conditions and as permitted by the 1940 Act.
•	(Predecessor Institutional Fund only) The Predecessor Institutional Fund may not engage in activity which involves promotion or business management by the Predecessor Institutional Fund.

•	(Predecessor Institutional Fund only) The Predecessor Institutional Fund may not buy or sell real estate mortgage loans.

COMPARISON OF PRINCIPAL RISKS

		Predecessor Investor Fund and Predecessor Institutional Fund	New Fund
Principal Risks	The Predecessor Funds are subject to the following principal risks:		The New Fund is subject to substantially similar principal risks. The New Fund is also subject to risks associated with growth stocks, which are characterized by high price-to-earnings ratios, and which may be more volatile than value stocks with lower price-to-earnings ratios.

	•	poor performance when overall economic activity decreases or adverse market conditions affect common stocks generally;

	•	price volatility, which is greater when funds invest in small-capitalization companies;

	•	decreases in the value of your investment if a particular high growth area or company identified by the Adviser performs poorly;

	•	risks associated with investments in foreign securities, as such investments in general tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, adverse political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income);

	•	price volatility associated with investments in emerging market companies, as emerging country markets are more volatile than more developed markets and involve risks associated with currency fluctuations and potential currency devaluation relative to the U.S. dollar;

	•	market or economic factors impacting technology companies could have a major effect on the value of the Institutional Fund’s investments; and

	•	market or economic factors affecting healthcare companies could have a major effect on the value of the Institutional Fund’s investments.

COMPARISON OF EXPENSES

The following tables summarize the fees and expenses you may pay as an investor in the New Fund, the expenses that the Predecessor Funds incurred for the fiscal year ended October 31, 2012, the estimated expenses for the New Fund since it has not yet commenced operations and the pro forma estimated expense ratios of the New Fund assuming consummation of the Reorganizations, which is anticipated to occur in the first quarter of 2013.

The tables are provided to help you understand the expenses of investing in the New Fund and your share of the operating expenses that the New Fund incurs and that the Adviser expects the New Fund to incur in the first year following the Reorganizations.

	Predecessor Investor Fund (Stonebridge Small-Cap Growth Fund, a series of Stonebridge Funds Trust)	Predecessor Institutional Fund (Stonebridge Institutional Small-Cap Growth Fund, a series of Stonebridge Funds Trust)	New Fund (Stonebridge Small-Cap Growth Fund, a series of Financial Investors Trust)	New Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Transaction Fee on Redemption by Wire	$10.00	$10.00	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	None	None
Other Expenses
Other Fund Expenses	4.18%	3.14%	1.21%(1)	1.21%(1)
Total Annual Fund Operating Expenses	4.93%	3.89%	1.96%	1.96%

(1)	Other Expenses for the New Fund are based on estimated amounts for its initial fiscal year.

Examples

This example is intended to help you compare the costs of investing in the New Fund. This example assumes that you invest $10,000 in the New Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the New Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Predecessor Investor Fund (Stonebridge Small-Cap Growth Fund, a series of Stonebridge Funds Trust)	$493	$1,481	$2,469	$4,947
Predecessor Institutional Fund (Stonebridge Institutional Small-Cap Growth Fund, a series of Stonebridge Funds Trust)	$391	$1,186	$1,999	$4,109
New Fund (Stonebridge Small-Cap Growth Fund, a series of Financial Investors Trust)	$199	$615	$1,057	$2,282
New Fund (Pro Forma Combined)	$199	$615	$1,057	$2,282

Portfolio Turnover

Each Predecessor Fund and the New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recently completed fiscal year, the Predecessor Investor Fund’s portfolio turnover rate was 199% of the average value of its portfolio, and the Predecessor Institutional Fund’s portfolio turnover rate was 195%. It is expected that the New Fund will experience a turnover rate comparable to the rates experienced by the Predecessor Funds.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

This section will help you compare the procedures for purchasing, redeeming and exchanging shares of each of the Predecessor Funds with the corresponding procedures of the New Fund. Please be aware that this is only a brief discussion. More complete information may be found in the prospectus and statement of additional information for the New Fund.

	PREDECESSOR FUNDS PROCEDURES	NEW FUND PROCEDURES

	Purchases	Purchases

General Information	Shares of the Predecessor Funds may be purchased directly by mail or in-person, and indirectly through an intermediary.	Substantially similar procedures, except that shares may not be directly purchased in-person.

Investment Minimums	The minimum initial investment for the Predecessor Investor Fund is $250. The minimum initial investment for the Predecessor Institutional Fund is $10,000. There is no minimum initial investment to open an account with either Predecessor Fund with an automatic investment plan.	Substantially similar procedures. The minimum initial investment for the New Fund is $250. There is no minimum initial investment to open an account with the New Fund with an automatic investment plan.

	The minimum additional investment in either Predecessor Fund is $100.	The minimum additional investment in the New Fund is $100.

	Redemptions	Redemptions

General

Shares of the Predecessor Funds may be redeemed on any business day by telephone, in person, by mail or by wire.

The Trust may postpone payment or suspend the right of redemption at times when the NYSE is closed for reasons other than customary weekends and holidays, when trading on an exchange is restricted, when an emergency exists as a result of which disposal by a Predecessor Fund of securities

Substantially similar procedures, except that redemptions may only be made by telephone, mail or by wire.

owned by it is not reasonably practicable or it is not reasonably practicable for the Predecessor Fund to fairly determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

Redemption Payments	The Trust will redeem shares at the current-day closing price if the shareholder calls before the close of the NYSE (normally 4:00 p.m. Eastern Time on a business day). Otherwise, the shareholder will receive the closing price on the next business day. The Trust will generally send redemption proceeds by check to the shareholder(s) of record at the address of record within 7 days after the Trust receives a valid redemption request.	Same procedures.

Redemption In-Kind	Each Predecessor Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. It may make redemptions beyond this amount in portfolio securities.	Same procedures.

Redemption Fees	A 2.00% fee will be assessed from each account on the redemption of Predecessor Fund shares held for 30 days or less, including shares held through omnibus account arrangements.	Same procedures.

	Exchanges	Exchanges

General	In general, shareholders may exchange shares of a Predecessor Fund for shares of the other Predecessor Fund, provided that exchanges must be for at least $250 in value per transaction into the Predecessor Investor Fund, and at least $10,000 in value per transaction into the Predecessor Institutional Fund.	No similar exchange privilege exists with respect to the New Fund, as only one class of New Fund shares is offered.

PERFORMANCE INFORMATION

Predecessor Investor Fund

The following bar chart and table illustrate the risks of investing in the Predecessor Investor Fund by showing the changes of the Predecessor Investor Fund’s performance from year to year. The bar chart shows the performance of the Predecessor Investor Fund’s shares. The accompanying table compares the Predecessor Investor Fund’s shares’ average annual total returns to those of a market index at one year, five years, and ten years. A brief description of the market index is included in the footnotes below. As with all mutual funds, how the Predecessor Investor Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance may be obtained by calling 1-800-639-3935.

Calendar Year Annual Returns

Best Quarter	Worst Quarter
42.48%	-30.86%
6/30/09	12/31/08

The following table compares the Predecessor Investor Fund’s average annual total returns over time to those of the Russell 2000 Growth Index.

Average Annual Total Returns

(for periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Returns Before Taxes	-11.68%	-3.99%	2.49%
Returns After Taxes on Distributions*	-11.68%	-3.94%	1.60%
Return After Taxes on Distributions and Sale of Fund Shares*	-7.59%	-3.53%	1.95%
Russell 2000 Growth Index (no deduction for fees, expenses and taxes)**	-2.91%	2.09%	4.48%

*	After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).
**	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Predecessor Institutional Fund

The following bar chart and table illustrate the risks of investing in the Predecessor Institutional Fund by showing the changes of the Predecessor Institutional Fund’s performance from year to year. The bar chart shows the performance of the Predecessor Institutional Fund’s shares. The accompanying table compares the Predecessor Institutional Fund’s shares’ average annual total returns to those of a market index at one year, five years, and ten years. A brief description of the market index is included in the footnotes below. As with all mutual funds, how the Predecessor Institutional Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance may be obtained by calling 1-800-639-3935.

Calendar Year Annual Returns

Best Quarter	Worst Quarter
42.14%	-30.95%
6/30/09	12/31/08

The following table compares the Predecessor Investor Fund’s average annual total returns over time to those of the Russell 2000 Growth Index.

Average Annual Total Returns

(for periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Returns Before Taxes	-11.09%	-3.61%	-0.28%
Returns After Taxes on Distributions*	-11.09%	-3.89%	-0.43%
Return After Taxes on Distributions and Sale of Fund Shares*	-7.21%	-2.97%	-0.21%
Russell 2000 Growth Index (no deduction for fees, expenses and taxes)**	-2.91%	2.09%	4.48%

*	After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).
**	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

OTHER COMPARISONS BETWEEN

THE PREDECESSOR FUNDS AND THE NEW FUND

Investment Advisers and Portfolio Managers

Predecessor Funds

Stonebridge Capital Management, Incorporated, located at 1801 Century Park East, Suite 1800, Los Angeles, California 90067, acts as the investment adviser to the Predecessor Funds. The Adviser has provided investment management services to individuals and institutional clients for over 60 years. It supervises the investment of the Predecessor Funds’ assets and places orders with securities broker/dealers for the purchase or sale of securities on behalf of the Predecessor Funds, subject to the policies and controls of the Predecessor Funds’ Board of Trustees.

The Adviser is owned by four employees. The Adviser’s Investment Committee is responsible for managing the Predecessor Funds’ investment portfolios. The Committee meets regularly to review portfolio holdings and to discuss purchase and sale activity. The Committee members buy and sell securities for the Predecessor Funds as they see fit, guided by the Predecessor Funds’ investment objectives and strategies. The Investment Committee is comprised of Richard C. Barrett and Matthew W. Markatos, whose respective biographies are below.

Richard C. Barrett, C.F.A., C.I.C., is President, Chairman of the Stonebridge Investment Committee and a principal of the firm. In 1967, Mr. Barrett began his investment career as a financial analyst for a major investment banking firm in New York City. In 1972, he became a portfolio manager for Lionel D. Edie, a national investment adviser, and joined Stonebridge Capital Management in 1979. He holds a Bachelor of Science in business and mathematics from the University of Connecticut and a Master of Business Administration from Pepperdine University, and the professional designations of Chartered Financial Analyst and Chartered Investment Counselor. Mr. Barrett is a member of the CFA Institute and the CFA Society of Los Angeles. Mr. Barrett has been a portfolio manager of the Predecessor Funds since 1979.

Matthew W. Markatos, C.F.A., C.I.C., an Executive Vice President, Managing Director, and a principal of the firm, joined Stonebridge Capital Management in 2000. Prior to joining Stonebridge Capital Management, he was a Portfolio Manager and Analyst with Van Deventer & Hoch Investment Counsel. Mr. Markatos holds a Bachelor of Arts in Economics with a focus in Mathematics from Pomona College. He was also the recipient of the Lorne D. Cook award in Economics. Mr. Markatos is a member of the CFA Institute and the CFA Society of Los Angeles. Mr. Markatos has been a portfolio manager of the Predecessor Funds since 2000.

New Fund

Stonebridge will also serve as investment adviser of the New Fund. Portfolio management of the New Fund is anticipated to remain the same as described above for the Predecessor Funds.

Advisory Agreements

Predecessor Funds

Stonebridge, subject to the general supervision of the Stonebridge Funds Trust Board of Trustees, is the Predecessor Funds’ investment adviser and is responsible for the overall and day-to-day management of the assets of the Predecessor Funds in accordance with the Predecessor Funds’ investment objectives and policies. This includes making investment decisions and buying and selling securities. Stonebridge receives advisory fees from each Predecessor Fund paid monthly based on an annual rate of 0.75% of the respective Predecessor Fund’s average daily net assets. The Predecessor Funds’ annual report for the year ended October 31, 2011 and semi-annual report for the six-month period ended April 30, 2012 each includes a discussion of certain factors that the Board of Trustees of the Stonebridge Funds Trust considered in approving each Predecessor Fund’s advisory agreement with Stonebridge.

New Fund

If the Reorganizations are approved by shareholders, Stonebridge, subject to the general supervision of the FIT Board of Trustees, will be the New Fund’s investment adviser, and will be responsible for the overall and day-to-day management of the assets of the New Fund in accordance with the New Fund’s investment objectives and policies. Stonebridge will receive advisory fees from the New Fund paid monthly based on an annual rate of 0.75% of the New Fund’s average daily net assets. If the Reorganizations are approved, the New Fund’s annual report for the period ended April 30, 2013 will include a discussion of certain factors that the Board of Trustees considered in approving the New Fund’s advisory agreement with Stonebridge.

Distribution/Service (12b-1) Fees

Neither the Predecessor Funds nor the New Fund have approved any Rule 12b-1 plan. Accordingly, neither the Predecessor Funds nor the New Fund pay for distribution out of their assets.

The Predecessor Institutional Fund has adopted a shareholder services plan that allows it to pay up to 0.25% of average daily net assets to broker-dealers and other financial intermediaries for services provided to its shareholders. The Board has restricted any payments under the plan to 0.10% of average daily net assets until February 28, 2013. The New Fund will not have a shareholder services plan.

Trustee and Officers

The trustees and officers of the Stonebridge Funds Trust (of which the Predecessor Funds are series) are different from those of FIT (of which the New Fund is a series). The following individuals comprise the Board of Trustees of Stonebridge Funds Trust: Richard C. Barrett, Selvyn B. Bleifer and Marvin Freedman. The following individuals comprise the Board of Trustees of FIT: Mary K. Anstine, Edmund J. Burke, John R. Moran, Jr., Jeremy W. Deems, Jerry G. Rutledge, and Michael “Ross” Shell.

Independent Registered Public Accounting Firms (“Auditors”)

The Predecessor Funds’ Auditor is Tait Weller & Baker LLP. The New Fund’s Auditor is Deloitte & Touche LLP.

Other Service Providers

ALPS Distributors, Inc. serves as principal distributor of both the Predecessor Funds’ and the New Fund’s shares. ALPS Fund Services, Inc. serves as the administrator, transfer agent and bookkeeping and pricing agent for both the Predecessor Funds and the New Fund. Fifth Third Bank, N.A., serves as custodian of the Predecessor Funds. Union Bank, N.A. has been approved as the custodian for the New Fund.

Charter Documents

The Predecessor Funds are each a series of Stonebridge Funds Trust, a Delaware statutory trust and each New Fund is a series of FIT, also a Delaware statutory trust. Each trust is governed by its respective governing instruments, by-laws and state law. Additional information about the governing documents of the Stonebridge Funds Trust and FIT is provided below.

Shares

The Stonebridge Funds Trust is authorized to issue an unlimited number of shares of beneficial interest on such terms as the Board of Trustees may determine. FIT is authorized to issue an unlimited number of shares of beneficial interest, no par value, from an unlimited number of series of shares. Shares of each series of FIT have no preemptive or conversion rights.

Voting Rights

Holders of shares of the Stonebridge Funds Trust have one vote for each share held, and a proportionate fraction of a vote for each fractional share. On any matter submitted to a vote of shareholders of the Stonebridge Funds Trust, shares are voted by series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or when the Stonebridge Funds Trust Board of Trustees determines that the matter affects one or more series or classes of a series. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

On each matter submitted to a vote of shareholders of the New Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On any matter submitted to a vote of shareholders of FIT, shares are voted by series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or when the FIT Board of Trustees determines that the matter affects one or more series or classes of a series. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shareholder Meetings

As a series of a Delaware statutory trust, the New Fund is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract. Meetings of shareholders of FIT may be called by the Board and must be called by the Board upon written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Business transacted at any special meeting of shareholders shall be limited to the purpose stated in the notice. Provisions of the Declaration of Trust of the Stonebridge Funds Trust are substantially the same, except that shareholders may consider any business properly before the meeting regardless of whether it was stated in the notice for the meeting.

Shareholder Liability

FIT’s trust instrument disclaims shareholder liability for the debts, liabilities, obligations and expenses of FIT or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the New Fund. The Declaration of Trust for the Stonebridge Funds Trust provides that the Trust shall indemnify and hold each shareholder harmless from and against any claim or liability to which the shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason. The Declaration of Trust for the Stonebridge Funds Trust further provides that, upon proper and timely request, the Trust shall reimburse a shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability.

Director/Trustee and Officer Liability

The Stonebridge Funds Trust Declaration of Trust provides that the Trust shall indemnify the Trustees and officers of the Trust against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been a Trustee or officer. The indemnification provided by the Declaration of Trust does not apply with respect to any matter as to which a Trustee or officer has been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

FIT indemnifies its trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that FIT does not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a very general summary of certain provisions of the articles of incorporation, trust instruments, and by-laws and state law governing the Predecessor Funds and the New Fund. It is qualified in its entirety by reference to the respective articles of incorporation, trust instruments, and by-laws.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

General

At the Special Meeting, shareholders of the Predecessor Funds will be asked to approve:

Proposal 1 (with respect to the Predecessor Investor Fund):

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Stonebridge Small-Cap Growth Fund, a series of Stonebridge Funds Trust (“Predecessor Investor Fund”) to the Stonebridge Small-Cap Growth Fund, a newly created series of Financial Investors Trust (“New Fund”), in exchange for shares of the New Fund and the assumption by the New Fund of all liabilities of the Predecessor Investor Fund, and the distribution of such shares to the shareholders of the Predecessor Investor Fund in complete liquidation and termination of the Predecessor Investor Fund.

Proposal 2 (with respect to the Predecessor Institutional Fund):

Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Stonebridge Institutional Small-Cap Growth Fund, a series of Stonebridge Funds Trust (“Predecessor Institutional Fund”) to the Stonebridge Small-Cap Growth Fund, a newly created series of Financial Investors Trust (“New Fund”), in exchange for shares of the New Fund and the assumption by the New Fund of all liabilities of the Predecessor Institutional Fund, and the distribution of such shares to the shareholders of the Predecessor Institutional Fund in complete liquidation and termination of the Predecessor Institutional Fund.

Shareholders of record at the close of business on December 14, 2012 are entitled to receive notice of and to vote at the Special Meeting. Only shareholders of the Predecessor Investor Fund will vote with respect to Proposal 1. Only shareholders of the Predecessor Institutional Fund will vote with respect to Proposal 2. Shareholders of both Predecessor Funds will vote separately on Proposal 1 and Proposal 2.

If both Proposals are approved, the Reorganizations will take place pursuant to the Plans, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

Agreements and Plans of Reorganization

Each Reorganization is structured as a transfer of all the assets of the respective Predecessor Fund to the New Fund in exchange for the assumption by the New Fund of all the liabilities of the corresponding Predecessor Fund and for the issuance and delivery to the Predecessor Fund of Reorganization Shares equal in value to the aggregate net asset value of the corresponding Predecessor Fund.

After receipt of the Reorganization Shares, each Predecessor Fund will distribute the Reorganization Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the Predecessor Fund, and the legal existence of the Predecessor Fund as a series of the Stonebridge Funds Trust will be terminated. Each shareholder of a Predecessor Fund will receive the number of full and fractional shares of Reorganization Shares equal in value as of the Valuation Date (as defined in the Plans) to the total value of the Predecessor Fund shares held by that shareholder immediately prior to the Reorganization. Such shares will be held in an account with the corresponding New Fund identical in all material respects to the account currently maintained by the Predecessor Fund.

The consummation of the Reorganizations is subject to the terms and conditions and the representations and warranties set forth in the Plans. Each Plan (as applicable to either Predecessor Fund) may be terminated by mutual agreement of Stonebridge Funds Trust (on behalf of the Predecessor Funds) and FIT on behalf of the New

Fund. In addition, either the Predecessor Funds or FIT may at its option terminate the Plans at or before the Closing Date due to (i) a material breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of Stonebridge Funds Trust or the Board of FIT that the consummation of the transactions contemplated therein is not in the best interests of the Predecessor Fund or the New Fund, respectively. The Predecessor Funds will pay the expenses incurred in connection with the Reorganizations, whether or not the Reorganizations are approved and completed.

The Stonebridge Funds Trust Board has voted to approve the Plans and the proposed Reorganizations and to recommend that shareholders also approve the Plans and the transactions they contemplate. The actions contemplated by the Plans and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the outstanding shares of the Predecessor Fund entitled to vote, cast in person or by proxy at the Special Meeting.

Reasons for the Reorganization

The Reorganizations are the result of the Board’s conclusion that it would be in the best interests of the Predecessor Funds and their shareholders for Stonebridge to consider alternatives to the current stand-alone structure of the Trust. In that structure, the Predecessor Funds’ operating expenses have been higher than a substantial number of their peer funds. A number of the peer funds are part of larger fund families and thus typically benefit from sharing certain costs across a larger asset base, or their expenses are lower for other reasons. The Predecessor Funds’ relatively higher expenses have detracted from their performance. The Board, including the Independent Trustees, requested that Stonebridge pursue alternatives to the current structure as a means of addressing these issues. Stonebridge undertook a lengthy review to identify and recommend to the Board an appropriate partner with which to pursue reorganizations of the Predecessor Funds, with the primary goal of lowering their operating expenses.

The Board’s review and consideration of this matter concluded with its decision, at its regular meeting on September 25, 2012, to approve the Plans of Reorganization and recommend that the shareholders of each Predecessor Fund approve its reorganization with the New Fund.

In advance of its September 25 meeting, the Board received and considered extensive written information and analyses about the Reorganizations, Stonebridge, and FIT. The Independent Trustees reviewed these materials, including the Plan of Reorganization, and Stonebridge’s recommendation in separate executive sessions, both at the September 25 meeting and in earlier meetings of the Board. In addition, the Board had the opportunity to ask questions of Stonebridge and to consider additional information that counsel to the Independent Trustees had requested from representatives of FIT. In reviewing these matters, the Independent Trustees were advised by counsel that is experienced in 1940 Act matters and is independent of Stonebridge and FIT.

The Board evaluated and considered the overall capabilities of the FIT platform and the services to be provided to the New Fund by ALPS Fund Services and ALPS Distributors. The Board also considered its previous experience with ALPS Fund Services and ALPS Distributors as providers of administrative and distribution services to the Trust. The Board noted that, like the Predecessor Funds, the New Fund would not pay a Rule 12b-1 distribution fee. The Board also considered the investment management services that Stonebridge has provided to the Predecessor Funds and that Stonebridge would serve as the investment adviser to the New Fund following the Reorganizations. In addition, the Board noted that the investment objectives, strategies, restrictions and risks of the Predecessor Funds are the same or substantially similar to those of the New Fund.

The Board placed considerable emphasis on the analyses and information it received regarding the fees and expenses of the Predecessor Funds and the New Fund. The Board noted that the expense ratio of the New Fund is expected to be substantially lower than those of the Predecessor Funds. In this regard, the Board considered Stonebridge’s conclusions that the expected reduction in operating expenses resulting from the Reorganizations would position the New Fund for improved performance and potential asset growth over time, and that the Reorganizations were the best alternative available to address the expenses of the Predecessor Funds. The Board also considered that the Board of Trustees of FIT would be in a position to monitor the fees, expenses, and performance of the New Fund and to take further measures as it deemed appropriate in the future to position the New Fund for asset growth over time. In addition, the Board considered that Stonebridge’s management fee would not increase upon completion of the Reorganizations.

The Board noted that each Reorganization is contingent on approval of the other Reorganization. The Board determined that this condition of the Plan of Reorganization is consistent with the overall purpose of the Reorganizations, given that the expected reduction in operating expenses will not be achieved if only one of the Reorganizations is completed. The Board also noted that each Predecessor Fund will bear the expenses associated with its Reorganization, even if the Reorganization is not approved. In addition, the Board considered the potential alternatives reasonably available to the Predecessor Funds if the Reorganizations did not take place, including pursuit of a different reorganization or liquidation of the Predecessor Funds.

The Board noted that each Reorganization would be structured as a tax-free reorganization.

Based on the foregoing considerations, the Board, including the Independent Trustees unanimously concluded that each Reorganization would be in the best interests of the respective Predecessor Fund and its shareholders and that the interests of respective Predecessor Fund shareholders would not be diluted as a result of the Reorganization. Accordingly, the Board approved the Reorganizations and recommended that they be submitted to the Predecessor Fund shareholders for approval.

Description of the Reorganization Shares

Reorganization Shares will be issued to the Predecessor Fund’s shareholders in accordance with the Plans as described above. The Reorganization Shares will have similar characteristics as the corresponding shares of the Predecessor Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment adviser (such as Stonebridge) to a registered investment company may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser; and (2) no “unfair burden” may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). While no interest in Stonebridge is being sold in connection with the Reorganizations, the Board of Trustees has been informed by Stonebridge that Stonebridge and FIT (with respect to the composition of its board) intend to comply with the section 15(f) safe harbor.

Certain U.S. Federal Income Tax Consequences

It is a condition to each Predecessor Fund’s obligation to consummate the Reorganizations that the Predecessor Funds receive a tax opinion (which opinion will be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

(a) The transfer of all the Predecessor Fund’s assets to the New Fund in exchange solely for New Fund Shares and the assumption by the New Fund of all the liabilities of the Predecessor Fund followed by the distribution by the Predecessor Fund of all the New Fund Shares to the Predecessor Fund Shareholders in complete liquidation of the Predecessor Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the New Fund and the Predecessor Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the New Fund upon the receipt of all the assets of the Predecessor Fund solely in exchange for New Fund Shares and the assumption by the New Fund of all the liabilities of the Predecessor Fund.

(c) No gain or loss will be recognized by the Predecessor Fund upon the transfer of all the Predecessor Fund’s assets to the New Fund solely in exchange for New Fund Shares and the assumption by the New Fund of all the liabilities of the Predecessor Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Predecessor Fund Shareholders solely in exchange for such shareholders’ shares of the Predecessor Fund in complete liquidation of the Predecessor Fund.

(d) No gain or loss will be recognized by the Predecessor Fund Shareholders upon the exchange of their Predecessor Fund shares solely for New Fund Shares in the Reorganization.

(e) The aggregate basis of the New Fund Shares received by each Predecessor Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Predecessor Fund shares exchanged therefor by such shareholder. The holding period of New Fund Shares received by each Predecessor Fund Shareholder will include the period during which the Predecessor Fund shares exchanged therefor were held by such shareholder, provided such Predecessor Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Predecessor Fund’s assets transferred to the New Fund will be the same as the basis of such assets to the Predecessor Fund immediately before the Reorganization. The holding period of the assets of the Predecessor Fund in the hands of the New Fund will include the period during which those assets were held by the Predecessor Fund.

(g) The consummation of the Reorganization will not terminate the taxable year of the Predecessor Fund. The part of the taxable year of the Predecessor Fund before the Reorganization and part of the taxable year of the New Fund after the Reorganization will constitute a single taxable year of the New Fund.

Notwithstanding the above, no opinion will be expressed as to (1) the effect of the Reorganization on the Predecessor Fund or the New Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) any other U.S. federal tax issues (except those set forth above); (3) as a result of the transfer of the Predecessor Fund’s assets regardless of whether such transfer would otherwise be a non-taxable transaction; or (4) all state, local or foreign tax issues of any kind. In particular, no opinion will be expressed with respect to the taxable year of any Predecessor Fund shareholder.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

As of October 31, 2011, the Predecessor Investor Fund and Predecessor Institutional Fund had $3,043,065 in capital loss carryforwards, which will expire in 2017 if unused. The utilization of such capital loss carryforwards would also be subject to an annual limitation if the Predecessor Fund were to undergo an “ownership change” as such term is defined under Section 382 of the Code. The Predecessor Funds have not, to the knowledge of the Predecessor Funds, undergone an ownership that would limit the use of capital loss carryforwards, and are not anticipated to undergo such an ownership change in connection with the Reorganizations.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of U.S. federal, state, local, non-U.S. or other tax laws.

THE BOARD OF TRUSTEES OF THE STONEBRIDGE FUNDS TRUST BELIEVES THAT THE PROPOSED REORGANIZATIONS ARE IN THE BEST INTERESTS OF THE PREDECESSOR FUNDS AND THEIR SHAREHOLDERS. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF EACH PROPOSED REORGANIZATION.

Capitalization. The following table shows, as of October 31, 2012, the capitalization of each Predecessor Fund and the pro forma combined capitalization of the New Fund, giving effect to the proposed Reorganizations as of that date:

	Predecessor Investor Fund (Stonebridge Small-Cap Growth Fund)	Predecessor Institutional Fund (Stonebridge Institutional Small- Cap Growth Fund)	Pro Forma Adjustments*	New Fund (Stonebridge Small-Cap Growth Fund) Pro Forma Combined

Net Assets	$5,307,265	$12,672,821	$—	$17,980,086
Shares Outstanding	662,007	1,505,039	(31,690)	2,135,356
Net Asset Value Per Share	$8.02	$8.42		$8.42

*Assuming the completion of the Reorganizations

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General

The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying proxy card and all other costs incurred in connection with the solicitation of proxies will be paid by the Predecessor Funds. Shareholder votes will be solicited primarily by mail by certain officers and representatives of Stonebridge Funds Trust, officers, employees or agents of Stonebridge, and certain financial service firms and their representatives, who will receive no extra compensation for their services. Solicitations may also be made by telephone, facsimile, e-mail or in person. Boston Financial Data Services has been retained as proxy tabulator. The anticipated costs of the proxy solicitation are estimated to be $6,400.

As of December 14, 2012, the Stonebridge Institutional Small-Cap Growth Fund had 1,487,519.13 shares outstanding, and the Stonebridge Small-Cap Growth Fund had 661,264.67 shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Proposals of Shareholders

The Stonebridge Funds Trust is generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Stonebridge Funds Trust hereafter called should send the proposal to the Secretary of the Stonebridge Funds Trust within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration.

Other Matters to Come Before the Special Meeting

The Board of Trustees of the Stonebridge Funds Trust is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Quorum

In order to transact business at the Special Meeting, a “quorum” must be present. Under the Trust’s governing documents, a quorum is constituted by the presence, in person or by proxy, of holders of one-third of the interests in the Trust, or as may be required by the 1940 Act (see “Voting” below). If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that proposal.

For purposes of determining the presence of a quorum for the transaction of business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Accordingly, shareholders are urged to forward their voting instructions promptly.

If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares of the Predecessor Fund represented at the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposal against such adjournment.

Voting

Approval of a Reorganization by each Predecessor Fund will require the affirmative vote of (i) 67% or more of the respective Predecessor Fund voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of that Predecessor Fund, whichever is less.

Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage-paid envelope or by voting via the Internet or by telephone, as described below. You may also vote in person at the Special Meeting. Even if you intend to vote your shares in person at the Special Meeting, you are urged to complete and return the enclosed proxy card or to vote via the Internet or by telephone. Voting before the Special Meeting will not prevent you from voting at the Special Meeting if you desire to do so, as your vote by proxy is revocable at your option. If you vote via the Internet or telephone, you do not need to mail your proxy card.

If you choose to vote by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted “FOR” the Reorganization proposals and in accordance with the best judgment of the persons named as proxies on such other matters that may properly come before the Special Meeting.

To vote your proxy by phone or via the Internet, please refer to the instructions found on the enclosed proxy ballot.

For the Reorganization proposals, to the extent not designated, the shares will be voted “FOR” approval of each Reorganization. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Stonebridge Funds Trust (ii) by properly executing a later-dated proxy that is received by the Stonebridge Funds Trust at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

In tallying votes, abstentions and broker non-votes will not count toward the number of votes in favor of the Reorganization proposals, which means they will have the effect of votes against the Reorganization proposals.

Share Ownership

As of the Record Date, the officers and directors/directors of each of the Trust and FIT as a group beneficially owned less than 1% of the outstanding shares of either of the Predecessor Funds. As of the date of this Prospectus/Proxy Statement, no shares of the New Fund have been issued.

As of October 31, 2012, the following persons owned of record or beneficially 5% or greater of any class of a Predecessor Fund’s outstanding equity securities:

Stonebridge Small-Cap Growth Fund (Predecessor Investor Fund)

Name and Address of Shareholder	Class	Type of Ownership	Shares Beneficially Owned	Percentage Owned	Estimated Pro Forma Ownership After the Reorganization
Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104	N/A	Record	419,194.723	63.32%	19.25%
Hass Family Trust 3507 Sunnywood Drive Fullerton, CA 92835	N/A	Record	34,100.054	5.15%	1.57%

Stonebridge Institutional Small-Cap Growth Fund (Predecessor Institutional Fund)

Name and Address of Shareholder	Class	Type of Ownership	Shares Beneficially Owned	Percentage Owned	Estimated Pro Forma Ownership After the Reorganization
Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104	N/A	Record	239,731.667	15.93%	11.01%

Financial Highlights

The financial highlights tables are intended to help you understand the New Fund’s financial performance for the past years. The information reflects financial results for shares of the Predecessor Institutional Fund and Predecessor Investor Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Institutional Fund or Predecessor Investor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, the Predecessor Funds’ independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, are incorporated herein by reference to the Predecessor Funds’ annual reports for the year ended October 31, 2012.

On or about the Reorganization Date, the Predecessor Institutional Fund and the Predecessor Investor Fund are expected to each participate in a tax-free reorganization in which each Predecessor Fund is expected to merge into the New Fund. For financial reporting purposes, the surviving fund of the merger between the two Predecessor Funds is the Predecessor Institutional Fund. As a consequence, the New Fund will carry over the historic performance and financial statements of the Predecessor Institutional Fund only.

Stonebridge Institutional Small-Cap Growth Fund (Predecessor Institutional Fund)

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Periods Indicated:

The financial highlights table is intended to help you understand the Predecessor Institutional Fund’s financial performance for each of the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Net asset value, beginning of period	$7.90	$7.91	$6.38	$5.35	$11.62
Income / (Loss) from Investment Operations
Net investment loss	(0.30)	(0.26)	(0.24)	(0.18)	(0.21)
Net realized and unrealized gain/(loss) on investments	0.82	0.25	1.77	1.21	(5.02)
Total Income/(Loss) from Investment Operations	0.52	(0.01)	1.53	1.03	(5.23)
Distributions to Shareholders
From net realized gain on investments	—	—	—	—	(1.04)
Total Distributions to Shareholders	—	—	—	—	(1.04)
Net asset value, end of period	$8.42	$7.90	$7.91	$6.38	$5.35
Total Return	6.58%	(0.13)%	23.98%	19.25%	(49.06)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$12,673	$12,457	$13,492	$11,767	$10,583
Ratio of operating expenses to average net assets	3.89%	3.36%	3.40%	3.85%	2.86%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	3.48%	N/A	N/A
Ratio of net investment loss to average net assets	(3.58)%	(2.96)%	(3.19)%	(3.34)%	(2.43)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	(3.27)%	N/A	N/A
Portfolio turnover rate	222%	195%	115%	137%	145%

Stonebridge Small-Cap Growth Fund (Predecessor Investor Fund)

Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Periods Indicated:

The financial highlights table is intended to help you understand the Predecessor Investor Fund’s financial performance for each of the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Net asset value, beginning of period	$7.62	$7.70	$6.27	$5.27	$13.17
Income / (Loss) from Investment Operations
Net investment loss	(0.39)	(0.32)	(0.31)	(0.23)	(0.25)
Net realized and unrealized gain/(loss) on investments	0.79	0.24	1.74	1.23	(5.09)
Total Income/(Loss) from Investment Operations	0.40	0.08	1.43	1.00	(5.34)
Distributions to Shareholders
From net realized gain on investments	—	—	—	—	(2.56)
Total Distributions to Shareholders	—	—	—	—	(2.56)
Net asset value, end of period	$8.02	$7.62	$7.70	$6.27	$5.27
Total Return	5.25%	(1.04)%	22.81%	18.98%	(49.43)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,307	$5,612	$5,787	$5,094	$4,717
Ratio of operating expenses to average net assets	4.93%	4.34%	4.43%	4.72%	3.74%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	4.62%	N/A	N/A
Ratio of net investment loss to average net assets	(4.63)%	(3.94)%	(4.22)%	(4.22)%	(3.31)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	N/A	N/A	(4.41)%	N/A	N/A
Portfolio turnover rate	220%	199%	116%	137%	151%

STATEMENT OF ADDITIONAL INFORMATION

STONEBRIDGE FUNDS TRUST

Stonebridge Small-Cap Growth Fund

Stonebridge Institutional Small-Cap Growth Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(800) 639-3935

January 7, 2013

This Statement of Additional Information of Stonebridge Funds Trust (the “Trust”), which is not a prospectus, supplements and should be read in conjunction with the Joint Prospectus/Proxy Statement dated January 7, 2013 (the “Prospectus/Proxy Statement”), relating specifically to the proposed reorganizations of Stonebridge Small-Cap Growth Fund, a series of the Trust (the “Predecessor Investor Fund”) with and into Stonebridge Small-Cap Growth Fund, a series of Financial Investors Trust (the “New Fund”) and of Stonebridge Institutional Small-Cap Growth Fund, a series of the Trust (the “Predecessor Institutional Fund”) with and into the New Fund (together, the “Reorganizations”).

You may obtain a copy of the Prospectus/Proxy Statement by contacting 1-800-639-3935. The Reorganizations are expected to occur pursuant to Agreements and Plans of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

TABLE OF CONTENTS

1. General Information	1

2. Financial Statements and Other Incorporated Documents	1

3. Pro Forma Financial Statements	2

GENERAL INFORMATION

A Special Meeting of shareholders of the Predecessor Investor Fund and the Predecessor Institutional Fund will be held at the offices of Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067, on February 15, 2013 at 10 a.m. Pacific time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Prospectus/Proxy Statement consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

(i) The financial statements of each Predecessor Fund as included in the Predecessor Funds’ Annual and Semi-Annual Reports filed on January 6, 2012 and July 5, 2012 respectively;

(ii) The financial statements of each Predecessor Fund as included in the Predecessor Funds’ Annual Report filed on December 28, 2012;

(iii) The statement of additional information for the Predecessor Funds filed on February 28, 2012; and

(iv) The statement of additional information for the New Fund, dated December 19, 2012.

PRO FORMA FINANCIAL STATEMENTS

Introduction

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund, each a series of Stonebridge Funds Trust, with and into Stonebridge Small-Cap Growth Fund, a series of Financial Investors Trust, as if the Reorganization had taken place on October 31, 2012. For purposes of these pro forma financial statements, the financial information covers the period from November 1, 2011 through October 31, 2012. The pro forma financial statements give effect to the proposed exchange of shares of the two series of Stonebridge Funds Trust, the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund, for shares of the series of Financial Investors Trust, also named the Stonebridge Small-Cap Growth Fund. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2012.

Statement of Investments as of October 31, 2012 (Unaudited)

Pro Forma Combined Statement of Investments

Stonebridge Small-Cap Growth Fund

Stonebridge Institutional Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund Pro Forma Combined

		Stonebridge Small-Cap Growth Fund		Stonebridge Institutional Small-Cap Growth Fund		Pro Forma Adjustments		Stonebridge Small-Cap Growth Fund Pro Forma Combined
	% of Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
COMMON STOCKS	99.81%
BASIC MATERIALS	0.43%
Mining	0.43%
Allied Nevada Gold Corp.**		650	$23,998	1,450	$53,534	—	$—	2,100	$77,532

TOTAL BASIC MATERIALS			23,998		53,534		—		77,532

CONSUMER DISCRETIONARY	10.81%
Consumer Electronics	2.74%
Harman International Industries, Inc.		3,475	145,707	8,275	346,971	—	—	11,750	492,678

Education Services	3.31%
Grand Canyon Education, Inc.**		2,200	47,872	5,425	118,048	—	—	7,625	165,920
K12, Inc.**		6,425	131,520	14,550	297,839	—	—	20,975	429,359

			179,392		415,887		—		595,279

Retail	2.84%
Coinstar, Inc.**		3,150	147,861	7,725	362,611	—	—	10,875	510,472

Special Consumer Services	1.92%
Steiner Leisure Ltd.**		2,400	105,408	5,475	240,462	—	—	7,875	345,870

TOTAL CONSUMER DISCRETIONARY			578,368		1,365,931		—		1,944,299

ENERGY	10.54%
Oil & Gas - Drilling	1.51%
Atwood Oceanics, Inc.**		1,675	80,065	4,000	191,200	—	—	5,675	271,265

Oil & Gas - Exploration & Production	2.18%
Carrizo Oil & Gas, Inc.**		2,350	63,027	5,750	154,215	—	—	8,100	217,242
Kodiak Oil & Gas Corp.**		5,800	53,592	13,100	121,044	—	—	18,900	174,636

			116,619		275,259		—		391,878

Oil & Gas - Equipment & Services	3.16%
Superior Energy Services, Inc.**		8,250	167,723	19,750	401,518	—	—	28,000	569,241

Oil & Gas Services	3.69%
CARBO Ceramics, Inc.		575	42,521	1,300	96,135	—	—	1,875	138,656
McDermott International, Inc.**		14,300	153,153	34,650	371,101	—	—	48,950	524,254

			195,674		467,236		—		662,910

TOTAL ENERGY			560,081		1,335,213		—		1,895,294

FINANCIALS	8.36%
Asset Management	2.11%
Waddell & Reed Financial, Inc., Class A		3,400	113,322	7,975	265,807	—	—	11,375	379,129

Diversified Financial Services	2.98%
Higher One Holdings, Inc.**		12,500	157,875	29,850	377,005	—	—	42,350	534,880

Investment Bank & Brokerage	3.27%
FXCM, Inc., Class A		19,300	173,700	46,050	414,450	—	—	65,350	588,150

TOTAL FINANCIALS			444,897		1,057,262		—		1,502,159

HEALTH CARE	24.22%
Distribution/Wholesale	1.96%
Owens & Minor, Inc.		3,750	106,763	8,625	245,554	—	—	12,375	352,317

Health Care - Equipment	1.97%
Volcano Corp.**		3,750	107,325	8,625	246,847	—	—	12,375	354,172

		Stonebridge Small-Cap Growth Fund		Stonebridge Institutional Small-Cap Growth Fund		Pro Forma Adjustments		Stonebridge Small-Cap Growth Fund Pro Forma Combined
	% of Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
Health Care - Services	6.48%
Accretive Health, Inc.**		9,800	115,542	23,450	276,476	—	—	33,250	392,018
HMS Holdings Corp.**		7,650	176,638	18,225	420,815	—	—	25,875	597,453
IPC The Hospitalist Co., Inc.**		1,500	51,735	3,600	124,164	—	—	5,100	175,899

			343,915		821,455		—		1,165,370

Health Care - Supplies	2.01%
Merit Medical Systems, Inc.**		7,325	105,773	17,650	254,866	—	—	24,975	360,639

Health Care - Technology	4.07%
Allscripts Healthcare Solutions, Inc.**		11,200	144,704	26,750	345,610	—	—	37,950	490,314
Quality Systems, Inc.		4,000	69,800	9,875	172,319	—	—	13,875	242,119

			214,504		517,929		—		732,433

Life Science Tools	4.62%
Luminex Corp.**		10,400	167,232	24,825	399,186	—	—	35,225	566,418
PAREXEL International Corp.**		2,525	77,492	6,075	186,442	—	—	8,600	263,934

			244,724		585,628		—		830,352

Pharmaceuticals	3.11%
Cumberland Pharmaceuticals, Inc.**		8,000	46,960	18,750	110,062	—	—	26,750	157,022
Emergent Biosolutions, Inc. **		5,200	69,108	12,400	164,796	—	—	17,600	233,904
Spectrum Pharmaceuticals, Inc.**		4,400	49,104	10,725	119,691	—	—	15,125	168,795

			165,172		394,549		—		559,721

TOTAL HEALTH CARE			1,288,176		3,066,828		—		4,355,004

INDUSTRIALS	21.86%
Aerospace/Defense	7.47%
Dynamic Materials Corp.		6,450	86,559	15,350	205,997	—	—	21,800	292,556
Hexcel Corp.**		5,200	132,912	12,000	306,720	—	—	17,200	439,632
Spirit Aerosystems Holdings, Inc., Class A**		11,600	181,308	27,500	429,825	—	—	39,100	611,133

			400,779		942,542		—		1,343,321

Commercial Services	4.82%
Mistras Group, Inc.**		5,825	128,674	13,975	308,708	—	—	19,800	437,382
Ritchie Bros Auctioneers, Inc.		5,750	129,318	13,300	299,117	—	—	19,050	428,435

			257,992		607,825		—		865,817

Construction & Engineering	5.17%
Aegion Corp.**		8,125	150,069	19,400	358,318	—	—	27,525	508,387
Chicago Bridge & Iron Co. N.V.		3,150	118,282	8,075	303,216	—	—	11,225	421,498

			268,351		661,534		—		929,885

Containers/Glass	1.95%
Mobile Mini, Inc.**		6,000	104,520	14,150	246,493	—	—	20,150	351,013

Machinery - Construction & Farming	2.45%
Titan International, Inc.		6,200	130,076	14,825	311,028	—	—	21,025	441,104

TOTAL INDUSTRIALS			1,161,718		2,769,422		—		3,931,140

INFORMATION TECHNOLOGY	23.59%
Communications Equipment	2.54%
Riverbed Technology, Inc.**		7,300	134,831	17,400	321,378	—	—	24,700	456,209

Distribution/Wholesale	3.65%
Tech Data Corp.**		4,400	194,964	10,425	461,932	—	—	14,825	656,896

Electronic Components	1.71%
DTS, Inc.**		4,275	89,690	10,350	217,143	—	—	14,625	306,833

Semiconductors	5.14%
Ezchip Semiconductor Ltd.**		2,750	85,250	6,475	200,725	—	—	9,225	285,975
TriQuint Semiconductor, Inc.**		40,200	188,940	95,750	450,025	—	—	135,950	638,965

			274,190		650,750		—		924,940

		Stonebridge Small-Cap Growth Fund		Stonebridge Institutional Small-Cap Growth Fund		Pro Forma Adjustments		Stonebridge Small-Cap Growth Fund Pro Forma Combined
	% of Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
Software	10.09%
Jive Software, Inc.**		4,250	47,600	9,800	109,760	—	—	14,050	157,360
LogMeln, Inc.**		5,250	129,570	12,500	308,500	—	—	17,750	438,070
Monotype Imaging Holdings, Inc.		7,000	107,170	17,550	268,691	—	—	24,550	375,861
Parametric Technology Corp.**		5,150	103,927	12,325	248,718	—	—	17,475	352,645
Saba Software, Inc.**		8,250	83,160	20,200	203,616	—	—	28,450	286,776
Zix Corp.**		21,000	60,900	49,325	143,043	—	—	70,325	203,943

			532,327		1,282,328		—		1,814,655

Telecommunications Equipment	0.46%
Aruba Networks, Inc.**		1,250	22,712	3,250	59,052	—	—	4,500	81,764

TOTAL INFORMATION TECHNOLOGY			1,248,714		2,992,583		—		4,241,297

TOTAL COMMON STOCKS (Cost $5,068,192, $12,114,153 and $17,182,345, respectively)			5,305,952		12,640,773		—		17,946,725

MONEY MARKET MUTUAL FUNDS	1.65%
Federated Treasury Obligations Money Market Fund - Institutional Class (0.01% 7 Day Yield)		59,695	59,695	237,065	237,065	—	—	296,760	296,760

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $59,695, $237,065 and $296,760, respectively)			59,695		237,065		—		296,760

TOTAL INVESTMENTS	101.46%
(Cost $5,127,887, $12,351,218 and $17,479,105, respectively)			$5,365,647		$12,877,838	—	—		$18,243,485
LIABILITIES IN EXCESS OF OTHER ASSETS	-1.46%		(58,382)		(205,017)	—	—		(263,399)

NET ASSETS	100.00%		$5,307,265		$12,672,821	$—	$—		$17,980,086

**	Non Income Producing Security.

Ltd. - Limited.

N.V. - Naamloze Vennootschap is the Dutch term for public limited liability corporation.

Fair Value Measurements - In accordance with U.S. generally accepted accounting principals, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds' investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds' investments carried at value:

Investments in Securities at Value*	Stonebridge Small-Cap Growth Fund	Stonebridge Institutional Small-Cap Growth Fund	Pro Forma Adjustments	Stonebridge Small-Cap Growth Fund Pro Forma Combined
Level 1 - Common Stocks	$5,305,952	$12,640,773	$—	$17,946,725
Level 1 - Money Market Mutual Funds	59,695	237,065	—	296,760
Level 2	—	—	—	—
Level 3	—	—	—	—

Total	$5,365,647	$12,877,838	$—	$18,243,485

*	For detailed Industry descriptions, see the above Pro Forma Schedule of Investments.

The Funds recognize transfers between levels as of the beginning of the fiscal year. There were no transfers between Level 1 and Level 2 as of October 31, 2012. For the year ended October 31, 2012, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

See Notes to Combining Pro Forma Financial Statements

Statement of Assets and Liabilities as of October 31, 2012 (Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

Stonebridge Small-Cap Growth Fund

Stonebridge Institutional Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund Pro Forma Combined

	Stonebridge Small-Cap Growth Fund	Stonebridge Institutional Small-Cap Growth Fund	Pro Forma Adjustments	Stonebridge Small-Cap Growth Fund Pro Forma Combined
ASSETS:
Investments, at value (Cost-see below)	$5,365,647	$12,877,838	$—	$18,243,485
Receivable for investments sold	47,368	89,711	—	137,079
Receivable for fund shares subscribed	—	400	—	400
Interest and dividends receivable	1,006	2,290	—	3,296
Prepaid and other assets	17,735	36,743	—	54,478

Total Assets	5,431,756	13,006,982	—	18,438,738

LIABILITIES:
Payable for investments purchased	79,794	246,576	—	326,370
Payable for fund shares redeemed	—	3,669	—	3,669
Accrued investment advisory fees	3,445	8,059	—	11,504
Accrued fund accounting and administration fees	8,634	9,864	—	18,498
Accrued transfer agent fees	4,628	10,416	—	15,044
Accrued legal fees	11,078	25,090	—	36,168
Accrued audit fees	12,100	20,100	—	32,200
Accrued Reorganization fees*	967	2,562	—	3,529
Accrued other expenses	3,845	7,825	—	11,670

Total Liabilities	124,491	334,161	—	458,652

Net Assets	$5,307,265	$12,672,821	$—	$17,980,086

COMPOSITION OF NET ASSETS:
Paid-in capital	$4,995,724	$13,847,454	$—	$18,843,178
Accumulated net investment loss	—	(381,403)	—	(381,403)
Accumulated net realized gain/(loss) on investments	73,781	(1,319,850)	—	(1,246,069)
Net unrealized appreciation in value of investments	237,760	526,620	—	764,380

Net Assets	$5,307,265	$12,672,821	$—	$17,980,086

NET ASSET VALUE PER SHARE:
Net Assets	$5,307,265	$12,672,821	$—	$17,980,086
Shares outstanding(a)	662,007	1,505,039	(31,690)	2,135,356
Net asset value and redemption price per share(b)	$8.02	$8.42	$—	$8.42

COST OF INVESTMENTS	$5,127,887	$12,351,218	$—	$17,479,105

(a)	Stonebridge Small-Cap Growth Fund shares are exchanged for the Institutional Stonebridge Small-Cap Growth Fund.
(b)	A charge of 2% is imposed on the redemption proceeds of shares held 30 days or less.
*	Of the approximate $51,764 in reorganization expenses, $48,235 has been paid during the period, leaving $3,529 in liabilities yet to be paid (reflected here). See also “Reorganization Fees” in the Pro Forma Combined Statement of Operations.

See Notes to Combining Pro Forma Financial Statements

Statement of Operations for the year ended October 31, 2012 (Unaudited)

Pro Forma Combined Statement of Operations

Stonebridge Small-Cap Growth Fund

Stonebridge Institutional Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund Pro Forma Combined

	Stonebridge Small-Cap Growth Fund	Stonebridge Institutional Small-Cap Growth Fund	Pro Forma Adjustments		Stonebridge Small- Cap Growth Fund Pro Forma Combined
INVESTMENT INCOME:

Dividends (Net Foreign Tax $(73), $(162) and $(235), respectively)	$16,847	$37,842	$—		$54,689
Interest	12	24	—		36

Total Income	16,859	37,866	—		54,725

EXPENSES:
Investment advisory fees	41,426	93,864	—		135,290
Administration fees	75,000	75,000	(71,907	)(a)	78,093
Transfer agent fees	27,826	68,808	(41,035	)(a)	55,599
Fund accounting fees and expenses	24,670	36,858	(61,528	)(a)	—
Custodian fees	6,350	8,130	(9,480	)(a)	5,000
Legal fees	32,019	72,094	(98,334	)(a)	5,779
Printing fees	7,261	16,211	(11,760	)(a)	11,712
Registration fees	6,634	8,928	(8,062	)(a)	7,500
Audit fees	12,100	20,100	(8,850	)(a)	23,350
Trustee fees and expenses	6,464	14,536	(17,311	)(a)	3,689
Chief compliance officer fees	—	—	20,000	(a)	20,000
Proxy voting fees	2,573	5,640	(8,213	)(a)	—
Reorganization fees	15,703	36,061	(51,764	)(a)	—
Insurance	12,712	28,032	(39,102	)(a)	1,642
Other	1,808	2,224	1,665	(a)	5,697

Total Expenses	272,546	486,486	(405,681)		353,351

Net Investment Loss	(255,687)	(448,620)	405,681		(298,626)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	628,453	1,426,818	—		2,055,271
Unrealized appreciation of investments
Beginning of year	338,287	718,798	—		1,057,085
End of year	237,760	526,620	—		764,380

Change in net unrealized appreciation of investments	(100,527)	(192,178)	—		(292,705)

Net Realized and Unrealized Gain on Investments	527,926	1,234,640	—		1,762,566

Net Increase in Net Assets Resulting From Operations	$272,239	$786,020	$405,681		$1,463,940

(a)	The adjustment is to increase/(decrease) fees and expenses under the Stonebridge Small-Cap Growth Fund Pro Forma Combined.

See Notes to Combining Pro Forma Financial Statements

Notes to Combining Pro Forma Financial Statements of

Stonebridge Small-Cap Growth Fund and Institutional Stonebridge Small-Cap Growth Fund

October 31, 2012 (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund, each a series of Stonebridge Funds Trust, with and into Stonebridge Small-Cap Growth Fund, a series of Financial Investors Trust, as if the Reorganization had taken place on October 31, 2012.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund (each a series of Stonebridge Funds Trust) with and into the Stonebridge Small-Cap Growth Fund, a series of Financial Investors Trust (the “Combined Fund” or the “Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund in exchange for shares of the Combined Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund have been combined as of and for the year ended October 31, 2012. Following the reorganization, the Stonebridge Institutional Small-Cap Growth Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. As of October 31, 2012, the Stonebridge Small-Cap Growth Fund portfolio did not contain securities, either individually or when aggregated with the Stonebridge Institutional Small-Cap Growth Fund’s portfolio, that violated the investment policies or restrictions of the Combined Fund.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of the Stonebridge Small-Cap Growth Fund and Stonebridge Institutional Small-Cap Growth Fund annual report dated October 31, 2012.

2. General Information and Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of the pro forma financial statements. These policies are in conformity with GAAP:

Use of Estimates — The preparation of each Series’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Securities listed or traded on a registered securities exchange are valued at the last reported sales price on the day of computation or, if there is not a sale that day, the mean between the closing bid and asked price is used. For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used. Where market quotations of non-NASDAQ over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used. Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee in accordance with the methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, if a security has not been traded for an extended period of time, or if a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates the Funds’ net asset value, the Fair Value Committee will determine the security’s fair value. In making a determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

The pro forma combined statement of operations for the year ended October 31, 2012, as adjusted, given the effect to the Reorganizations reflect changes in expenses of the Fund as if the Reorganization was consummated on October 31, 2012. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

Reorganization Fees - Reorganization fees are to be borne by the Funds and are allocated based on average daily net assets. Reorganization fees are estimated to be $51,764.

3. Investment Advisory Agreements and Related Party Transactions

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% of the average daily net assets of the Stonebridge Small-Cap Growth Fund.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund and Subsidiary. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations. The table below describes the administrative fee paid by the Fund to ALPS pursuant to the Agreement during the year ended October 31, 2012:

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $75,000 from the first to the last, or projected last, day of the then current year of service under the Administration Agreement; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS is compensated based upon a $25,000 annual base fee for the Fund, and annually $9 per direct open account and $7 per open account through the National Securities Clearing Corporation. ALPS is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services as the Fund’s Chief Compliance Officer to assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee of $20,000.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (“ADI” or the “Distributor”) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

4. Capital Shares

The pro forma net asset values per share assume that the issuance of the Institutional Stonebridge Small-Cap Growth Fund shares to the Stonebridge Small-Cap Growth Fund would have occurred at October 31, 2012 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Combined Fund consists of the following at October 31, 2012:

	Shares Outstanding at October 31, 2012	Additional Shares issued in the Reorganization	Pro Forma Shares at October 31, 2012
Stonebridge Small-Cap Growth Fund	1,505,039	630,317	2,135,356

5. Tax Basis of Investments

The amount of net unrealized depreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2012, were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
Stonebridge Small-Cap Growth Fund	$17,988,656	$1,085,063	$(830,234)	$254,829

As of October 31, 2012, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Expiring October 31, 2017
Stonebridge Small-Cap Growth Fund	$967,255

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses — The Act eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds taxable years beginning before the taxable year ended October 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012 without an expiration date have been utilized. As a result, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Funds did not incur any post-enactment capital losses in the current year.

The Fund elected to defer to the year ending October 31, 2013, late year ordinary losses in the amount of $381,403.

6. Pro Forma Calculation

The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

Forms of Proxy

9.1

Proxy Tabulator
PO Box 55046
Boston, MA 02205-5046

To vote by Internet

1.     Read the Proxy Statement and have the proxy card below at hand.

2.     Go to website www.eproxyvote.com/stonebridge

3.     Follow the instructions provided on the website.

To vote by Telephone

1.     Read the Proxy Statement and have the proxy card below at hand.

2.     Call 1-866-977-7699

3.     Follow the instructions.

To vote by Mail

1.     Read the Proxy Statement.

2.     Check the appropriate boxes on the proxy card on the reverse side.

3.     Sign and date the proxy card.

4.     Return the proxy card in the envelope provided.

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9836

STONEBRIDGE FUNDS TRUST

Stonebridge Small-Cap Growth Fund

Proxy for a Special Meeting of Shareholders to be Held on February 15, 2013

This Proxy is solicited on behalf of the Trustees of the Stonebridge Funds Trust (the “Trust”). The undersigned, revoking previous proxies, hereby appoints Debra L. Newman and Dawn Cotten, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of the Funds listed below to be held at the offices of Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067, on February 15, 2013 at 10:00 a.m. Pacific Time and at any adjournment(s) or postponement(s) of such Special Meeting, upon the Proposal described in the Notice of Special Meeting and accompanying Prospectus/Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Note: Receipt of Notice of Meeting and Prospectus/Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.

Sign here exactly as name(s) appear(s) above

Dated

Proposal(s) listed on reverse side.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement for the Special Meeting is available at www.eproxyvote.com/stonebridge

Vote must be indicated in Black or Blue Ink.  ☒

THE BOARD OF TRUSTEES OF STONEBRIDGE FUNDS TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

1.	Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Stonebridge Institutional Small-Cap Growth Fund, a series of Stonebridge Funds Trust (“Predecessor Investor Fund”) to the Stonebridge Small-Cap Growth Fund, a newly created series of Financial Investors Trust (“New Fund”), in exchange for shares of the New Fund and the assumption by the New Fund of all liabilities of the Predecessor Investor Fund, and the distribution of such shares to the shareholders of the Predecessor Investor Fund in complete liquidation and termination of the Predecessor Investor Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proxy Tabulator
PO Box 55046
Boston, MA 02205-5046

To vote by Internet

1.   Read the Proxy Statement and have the proxy card below at hand.

2.   Go to website www.eproxyvote.com/stonebridge

3.   ollow the instructions provided on the website.

To vote by Telephone

1.   Read the Proxy Statement and have the proxy card below at hand.

2.   Call 1-866-977-7699

3.   Follow the instructions.

To vote by Mail

1.   Read the Proxy Statement.

2.   Check the appropriate boxes on the proxy card on the reverse side.

3.   Sign and date the proxy card.

4.   Return the proxy card in the envelope provided.

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9836

STONEBRIDGE FUNDS TRUST

Stonebridge Institutional Small-Cap Growth Fund

Proxy for a Special Meeting of Shareholders to be Held on February 15, 2013

This Proxy is solicited on behalf of the Trustees of the Stonebridge Funds Trust (the “Trust”). The undersigned, revoking previous proxies, hereby appoints Debra L. Newman and Dawn Cotten, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of the Funds listed below to be held at the offices of Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067, on February 15, 2013 at 10:00 a.m. Pacific Time and at any adjournment(s) or postponement(s) of such Special Meeting, upon the Proposal described in the Notice of Special Meeting and accompanying Prospectus/Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Note: Receipt of Notice of Meeting and Prospectus/Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.
Sign here exactly as name(s) appear(s) above

Dated

Proposal(s) listed on reverse side.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement for the Special Meeting is available at www.eproxyvote.com/stonebridge

Vote must be indicated in Black or Blue Ink.  ☒

THE BOARD OF TRUSTEES OF STONEBRIDGE FUNDS TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

1.	Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Stonebridge Institutional Small-Cap Growth Fund, a series of Stonebridge Funds Trust (“Predecessor Institutional Fund”) to the Stonebridge Small-Cap Growth Fund, a newly created series of Financial Investors Trust (“New Fund”), in exchange for shares of the New Fund and the assumption by the New Fund of all liabilities of the Predecessor Institutional Fund, and the distribution of such shares to the shareholders of the Predecessor Institutional Fund in complete liquidation and termination of the Predecessor Institutional Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐